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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): October 30, 2006

                              NTL INCORPORATED
           (Exact name of Registrant as specified in its charter)

          DELAWARE                FILE NO. 000-50886             52-3778427
  (State of Incorporation)     (Commission File Number)        (IRS Employer
                                                            Identification No.)

           909 THIRD AVENUE, SUITE 2863, NEW YORK, NEW YORK 10022
            (Address of principal executive offices) (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 906-8440

        Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                 TABLE OF CONTENTS

Item 1.01  Entry into a Material Definitive Agreement.

SIGNATURES

Item 9.01  Financial Statements and Exhibits

Exhibit 10.1 Senior Guarantee issued by NTL Incorporated and NTL:Telewest LLC, among others, dated October 30, 2006.

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 30, 2006, NTL Incorporated and NTL:Telewest LLC executed senior guarantees of the 8.75% Senior Notes due 2014
(sterling-denominated), 9.75% Senior Notes due 2014 (euro-denominated) and 9.75% Senior Notes due 2014 (U.S. dollar-denominated) issued by their subsidiary, NTL Cable PLC, in 2004 (the "Notes").

     Upon the provision of the guarantees described above, the guarantees of the Notes will match the guarantees provided to holders of NTL Cable PLC's 9-1/8% Senior Notes due 2016, which were issued on July 25, 2006. The Notes are also guaranteed on a senior basis by NTL Holdings Inc., NTL (UK) Group, Inc., and NTL Communications Limited, and on a senior subordinated basis by NTL Investment Holdings Limited.

     A copy of the guarantee executed by NTL Incorporated and NTL:Telewest LLC is attached hereto as Exhibit 10.1.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2006                 NTL INCORPORATED


                                          By: /s/   Bryan H. Hall
                                             ---------------------------
                                             Bryan H. Hall
                                             Secretary

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                                   EXHIBIT INDEX

EXHIBIT  DESCRIPTION
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10.1     Senior Guarantee issued by NTL Incorporated and NTL:Telewest LLC, among others, dated October 30, 2006.